Howard Weil Energy Conference March 27, 2014 Exhibit 99.1

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments.
Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards.
The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as “probable,” “possible,” P2 or P3 and
“non-proved” reserves, reserves “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as “forward-looking”
statements within the meaning of the securities laws. These statements speak only as of the date made.
Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially. The estimates of recoverable resources per well and completed well costs included herein are based upon other typical results in these shale plays and may not be indicative of actual results.

Endeavour at a Glance
Distinctive Portfolio
•
Exceptional operating margins from three core assets
•
Brent crude oil and European natural gas exposure
•
Developing U.S. resource plays at very low cost
Strong Production Growth
•
All three U.K. developments on-line
•
Rochelle – Gas with associated condensate
•
Alba – Brent priced oil
•
Bacchus – Brent priced oil
•
2013 physical production volumes increased to 9,922 boepd – a 126% increase year-over-year
•
2013 Adjusted EBITDA increased to $203.3 million – a 157% increase year-over-year
•
4
th
quarter average daily production of 12,422  boepd
2014 Focus
•
Growth in production
•
Maintaining operational margins in existing asset base
•
Reduce G&A
•
Repay debt and reduce cost of capital
•
Accelerate value capture from existing portfolio – Rossini in the U.K., the Piceance Basin and
Pennsylvania Marcellus in the U.S.
   Stock Symbol
     New York Stock Exchange
END
     London Stock Exchange
ENDV
   Market Capitalization
$158.3 million
   Common Shares Outstanding
50.5 million
   Proved & Probable Reserves
40.1 MMBOE
Key Figures

Endeavour’s Growing Resource Base
Asset base has become
increasingly more oil levered
87% of proved and probable
(2P) gas reserves are in the U.K.
Reserve growth
Production growth
Production has grown over time
with significant contribution
increases from the North Sea
(Mboe/d)

(MMboe/d)
2.9
1.1
5.5
8.6
1.2
2.3
2.4
1.3
4.1
3.4
7.9
9.9
2010 2011 2012 2013
6.8
18.2  18.7
22.7
25.7
23.5
61%
Oil
19.3
20.7
25.0
22.3
21.5
16.6
39%
Gas
26.1
38.9
43.7
45.0
47.2
40.1
100%
2008 2009 2010 2011 2012
83% U.K. gas
2013

Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14

Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14

Production Sold Into Higher-Valued European Markets
Crude oil Natural gas
Average spread over the period: $6.21

Average spread over the period: $14.34
$2
$4
$6
$8
$10
$12
$14
$16
Henry Hub UK NBP
$75
$85
$95
$105
$115
$125
WTI Brent

Reserve Valuation
Pro forma net asset valuation
(1) Excluding monetary production payment of $162 million.
($ in millions)

$1,531
$773
$883
(1)
$848
(1)
2P and 3P PV-10 1P PV-10 Total debt Net debt
$2,309
(as of 12/31/13)

Production volume up 27% year-over-year
Increasing production in higher valued commodity markets
Brent and U.K. NBP prices have averaged ~$108.46 and ~$10.63, respectively for 2013$$$$
Significant Proved Reserves and Production
2012 Production Volumes
2013 Production Volumes

Full Year = 7,868 Full Year = 10,017
78%
5%
12%
78%
2%
30%
US Gas
US Oil
UK Gas
UK Oil

Historical Financials Summary
($ in millions)
($ in millions) ($ in millions)
Average Daily Production (boepd)
Revenue
Adjusted EBITDAX
Capital Expenditures

$37.6
$25.1
$129.9
$203.3
2010 2011 2012 2013
4,115
3,382
7,868
10,017
2010 2011 2012 2013
$71.7
$60.1
$219.1
$337.7
2010 2011 2012 2013
$92.0
$165.1
$246.9
$223.7
2010 2011 2012 2013

Attractive Margins and Expense Structure
9
$106.00
Cash Operating Expense
Operating Cash Flow
$9.00
$97.00
NBP Spot
Cash Operating Expense
Operating Cash Flow
$106.00
Cash Operating Expense
Operating Cash Flow
$20.00
$86.00
Note:
Cash operating expense is midpoint of management estimates.
Brent Spot Brent Spot
$1.50
$11.00
Alba
Bacchus
Rochelle
$9.50

$/boe $/boe $/mcfe

14
15
Scott
21km
Rossini
8km
East Rochelle
15km
22km
Tweedsmuir
Buchan
21

SAMSON
OIL & GAS LIMITED

2013 Accomplishments
Sale of 50% of upstream and midstream
assets in the Pennsylvania Marcellus and
formed a joint venture with Samson
Exploration, LLC.
• Partnership plans to complete the three
previously drilled and cased horizontal
Marcellus wells
• Tied into third-party pipeline that allows
firm capacity of up to 10 Mmcf/d, with
potential for future expansion
JV delivers the capital necessary for the
next phase of development in the core
Daniel Field area in Cameron County
Rochelle field on production
Third Bacchus production well
completed in July
Entered into a monetary production
payment for $125 million in Q1 2013 for a
portion of production from Alba field,
increasing liquidity to fund the
development program
• Expanded the agreement in August and
December to $175 million
Entered into a forward sale agreement in
February 2013 for $22.5 million fully
delivered in July 2013
• Entered into a subsequent forward sale
agreement in September 2013 for $22.5
million, which is expected to be fully
delivered in March 2014
Closed the London office and
consolidated technical teams in
Aberdeen, Scotland
• $15 million to $20 million of annual cash
savings expected
Discovered by Endeavour in 2012
Significant upside and prospectivity in
adjacent Endeavour operated acreage

Operations
Samson Joint Venture
Rossini

Current Assets

Overview of Endeavour’s U.K. Assets 12 Bacchus Enoch Columbus Bittern Alba Rochelle Current Production Development Projects

15/26a
15/27 (E)
15/26c

Scott Platform
Telford SSIV
East WSM
East Production Cluster
Scott PLEM
Central Telford Manifold
South WSM
West Telford
Sage - Miller Pipelines
Rochelle SSIV
West WSM
Crossings Backdumped
10" - 14" PIP Production Pipeline
Control Umbilical
East Rochelle Manifold
Well No 1
South Scott Production Manifold
Tweedsmuir Pipelines
Well No 1
West Rochelle Manifold

The field is a Lower Cretaceous reservoir at
9,900 ft
• Good quality Britannia Kopervik turbidite sands
• 3-way stratigraphic trap
Flowing gas with associated condensate
• Both wells have produced at rates of over 70 million
cubic feet of gas per day, with an additional ~ 3,000
boepd of liquids
Production from the wells will exceed the
allocated capacity at the Scott Platform
Rochelle Jurassic discovery – Rossini
• P50 reserves potential of 35 – 80 MMBOE
Rochelle Overview - Blocks 15/26b, 15/26c and 15/27

Endeavour WI: 44%
Operator: Nexen (41% WI)
Partner: Premier Oil (15% WI)
Online: October 2013
Rossini
Rochelle
Ravel
Mostyn

9
6
7
14
15
11
12
0
10 Km

West Block
Central Block
East Block
Far East Block
0
500
1000
1500
2000m

Bacchus - Block 22/06a Central North Sea

Reservoir is formed by shallow marine Fulmar
sandstones of Upper Jurassic age
Current production at ~ 10,000
bopd*
gross for
the field
Water injection introduced into the field in
second quarter of  2014
Oil exported to Forties Pipeline System
3-D seismic survey completed to pursue
expansion of the Bacchus area
Endeavour WI: 30%
Operator: Apache (50% WI)
Partner: First Oil (20% WI)
Bacchus
Forties
* As of date March 5, 2014

16
22

Facilities
•130m Water Depth
•390,000 BLPD production capacity
•400,000 BLPD injection capacity
•Slots - 31 ANP, 12 sub-sea
•Producers: 25 platform, 10 sub-sea
•Injectors: 7 wells

Alba Field Overview - Block 16/26a
Late Eocene reservoir at ~6,200ft depth
450ft water depth
35 Platform and subsea wells
Oil exported by tanker
Annual infield drilling campaign of
2 - 4 wells
• First well completed in March and the
second well is expected to be on line in the
summer

Endeavour WI: 25.68%
Operator: Chevron (23.37% WI)
Partners: Statoil (17% WI)
Mitsui (13% WI)
Centrica (12.65% WI)
Enquest (8% WI)
Discovered/1
st
Production 1984/1994
Alba
Britannia

Enoch
Norway
Mostyn
Mabry
Ravel
Rossini
Alba
Buffalo
Rochelle
Bacchus
Columbus
Bittern
Prospects/Discoveries
Development/Producing
Oil Field
Gas/condensate Field
END acreage
Other held acreage
Rogers (WI 100%)
Ravel (WI 55.6%)
Buffalo (WI 20-40%)
Rochelle Jurassic (WI 44-100%)
0
50
km

High Quality Exploration in Core Central North Sea Area
Net Unrisked Contingent Prospective Resources:
376 MMboe
28 Licences (12 Endeavour operated)
Own 105 kilometers of 3D seismic in this core area
History of success  bidding in the Licensing
Rounds with a focus on high quality acreage close
to infrastructure
• 28
th
Licensing Round in April 2014
Select Prospects:
Rochelle Jurassic - Rossini
• Oil prospect
Ravel & Mostyn prospects
• Low risk R-Block area oil prospects
Buffalo prospect
• Rochelle analogue
Mabry prospect
Exploration Portfolio in Core Central North Sea Prospects, Discoveries and Licences

Oil
Gas
Rossini Prospect
Prospects
Leads
0 5 10
kms
Scott
Telford
Ivanhoe
Robroy
15/26a
END 100%
Rossini
Britannia
Rubie
Renee
15/27-E1z
Rochelle
Goldeneye
Hannay
Tweedsmuir
Callanish
Ettrick
Bucchan
Brodgar

ROSSINI
Renee Ridge
N
15/26a
15/26c
15/27-3
15/27 (E)
West Rochelle
15/27-E1z
Buchan Graben
East Rochelle

17

R-Block Exploration Opportunities - Rossini
Rossini was discovered by Endeavour in 2012
• A large majority of the prospect sits in block
15/26a, where Endeavour has a 100% working
interest and is the operator
• P50 reserves potential of 35 – 80 MMBOE
Field lies close to existing infrastructure , but
may be large enough for stand-alone
development
Plan to drill in the first half of 2015
460ft water depth and normally pressured
Significant upside and prospectively in
adjacent Endeavour operated acreage
Blocks: 15/26a, 15/26c, 15/27
Reservoir: Upper Jurassic Galley Sandstone
Expected Fluid Type: Oil Prone
Working Interest 50%-100%

Bakken
Gammon
Cody
Antrim/Ellsworth
Mowry
Green River
Baxter
Manning Canyon
Niobrara
Utica Shale
Excello/Mulky
New Albany
Mancos
Hovenweep
Gothic
Chimney Rock
Cane Creek
Cane Creek
Marcellus
Devonian/
Ohio
Woodford
Fayetteville/
Moorefield
Huron
Lewis
Caney
Pierre
Monterey
McClure
Chattanooga
Bend
Floyd
Neal/Conasauga
Barnett
Percha
Tuscaloosa
Barnett/
Woodford
Pearsall
Eagle Ford

US Onshore Assets 18 Oil Gas Mixed Heath Marcellus Building Portfolio Niobrara/Frontier Haynesville US Q4 2013 Totals 442,600 gross / 109,000 net acres Average of 6 MMCFe/D net production

Endeavour - NW Colorado Niobrara Opportunity
Pursuing liquids-rich, stacked Niobrara/Frontier
plays in the Piceance Basin, NW Colorado
Piceance
Basin
Colorado
Rangely Niobrara
15 mmbo
Buck Peak Niobrara trend
20-30 mmbo
Encana’s Orchard
Niobrara gas development
WPX 16mmcf/d
Niobrara well
Wiley Prospect
Pilot drilled, cored 7/13
Hunter-Garvey Prospect
Cored pilot 9/13
NBRR Petroleum System: Proven HC productive areas
Oil window
Wet gas window
Dry gas window

25,000 gross / 17,000 net ac
Gas + liquids play via multi-stage fracs
Identified key wells with volatile oil maturity in brittle,
over-pressured rock
Captured lands just downdip into wet gas window
15,000 gross / 11,000 net ac F/I
Volatile oil play
Targeted structure with open fractures
Frontier Ss ‘carrier bed’ to enhance production
Play 1: Wiley (3-5N – 97W)
Play 2: Hunter/Garvey  (8S – 100-101W)
Structure on top Rollins Ss, c.i. 500’

WET GAS
W
WET
OIL
DRY GAS
WET
DRY GAS
OIL
WET GAS
DRY GAS
H
OIL
DRY GAS
WET
WET GAS
OIL
WET

Piceance Basin Niobrara - Industry Activity
(Structure on top Rollins Ss, c.i. 500’)
WPX 16 mmcf/d
Niobrara well

H
Area Participants
Axia / Oxy
Mesa/WPX
Whiting
Encana
Black Hills
Endeavour Project Areas
• Wiley (W) and Hunter/Garvey (H)
Buck Peak trend
20-30 mmbo
Winter Valley
80 mbo
Rangely
15 mmbo

50ft
50ft
Warren
McKean
Potter
Tioga
150ft
100ft
Forest
Cameron
100ft
Elk
100ft
Clinton
Lycoming
100ft
Jefferson
Clearfield
Centre
Union

Marcellus Industry Activity in END Play Area

Daniel
END               EOG             Seneca            Ultra       PGE/Exxon
Reported Marcellus EURs 6 – 8+ Bcf
•
Seneca – N. Cameron County
•
5500’ laterals, 37-stage fracs
•
IP’s 7- 11 mmcf/d
•
EUR’s 6-8 BCF
•
Targeting < $6-7mm CWC’s  (full
pad development)
•
EOG/Seneca – Northern Clearfield Co.
•
Recent IP’s 7-9+ mmcf/d
•
PGE/Exxon – SE McKean County
•
5000’ – 7600’ laterals
•
IP’s 6-9 mmcf/d
Seneca Geneseo
Seneca Utica well
EOG
PGE long laterals
7000+’ 5000+’
Isopach of Marcellus Shale, c.i. = 50’
Seneca 6-8 BCF

TGP
Dominion
McKean Co.
Cameron Co.
Potter Co.
Elk Co.
Cameron
Somerset
NFG
NFGD
Endeavour
EQT 2014
NFG
Dominion
MAP KEY
Endeavour 100%
State Forest Lands
State Gamelands

Pennsylvania Marcellus Assets
In October 2013, closed a 50% sale / joint
venture with Samson Exploration, LLC
• Provides development capital for Daniel
Project ‘proof of concept’
27,000 net acres (majority held by
production), END-operated
400-600+ BCFe net resource potential
1 TCF potential including adjacent state
lands
5 producing wells with 3 horizontal wells
waiting on completion
10 MMCF/D of take-away capacity on the
EQT line available by mid-year

Financial Overview

2014 Direct Capital Expenditure Budget

U.S.
Other
Colorado
Alba
U.K.
Other
2014 Direct CapEx = $60 million - $80 million
• U.K. = $40 million - $55 million
• U.S. = $20 million - $25 million
Decommissioning costs for IVRR, Renee and Rubie fields = $50 million

Pro Forma Debt Maturity Schedule
Convertible Notes due 2016 ($18.51 per share conversion price)
Convertible Bonds due 2016 ($16.52 per share conversion price)
Senior Notes due 2018
Senior Secured First Lien Term Loan due 2017
Convertible Notes due 2017 ($4.66 per share conversion price)
$135
$125
$554
$78
$12.5
$0
$100
$200
$300
$400
$500
2014 2015 2016 2017 2018

Focus for 2014 26 Improve and maintain production Control capex spending Deleverage Pursue exploitation of exploration inventory through joint ventures with like minded partners

LSE:ENDV NYSE:END www.endeavourcorp.com INVESTOR CONTACT: Darcey Matthews Director of Investor Relations 713.307.8711 darcey.matthews@endeavourcorp.com